UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 13, 2005

                        Commission File Number 000-50579

                             EPIC Media Incorporated
             (Exact name of Registrant as specified in its charter)

                 California                            33-07385929
      (State or other jurisdiction of     (I.R.S. Employer Identification No.)
       Incorporation or organization)

                 9756 Charleville Blvd., Beverly Hills, CA 90212
                    (Address of principal executive offices)

                                 (310) 922-7773
              (Registrant's telephone number, including area code)



Item 4.01. Changes in Registrant's Certifying Accountant.

On May 31, 2005, the Board of Directors appointed Moore & Associates to serve as Epic Media Inc's independent auditors for the fiscal years ending November 30, 2005, and the prior two (2003 & 2004). The appointment in auditors is effective immediately.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

For EPIC Media Inc. (Registrant) and as it's Chief Executive Officer:

By: /s/ NICHOLAS A. CZUCZKO
    -----------------------
        Nicholas A. Czuczko Chief Executive Officer,
        Chairman of the Board of Directors, President

Date: June 13, 2005